                                                                      EX. 99.12


            FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                   125 Park Avenue, New York, New York 10017


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                    FOR THE SPECIAL MEETING OF SHAREHOLDERS

                    TO BE HELD ON MONDAY, NOVEMBER 25, 2002



   The undersigned hereby appoints        and       , or any one of them, each
with power of substitution, attorney and proxy (referred to herein as the Proxies) for and in the name and place of the undersigned, to vote, as designated below, all of the shares of beneficial interest, par value $1.00 per share (referred to herein as the common shares), of First Union Real Estate Equity and Mortgage Investments (referred to herein as First Union), on all matters presented at the Special Meeting of Shareholders to be held at the Turtle Bay Room of The New York Helmsley Hotel, located at 212 East 42nd Street, New York, NY 10017, on Monday, November 25, 2002, at 1:00 p.m. local time, or at any adjournments or postponements thereof, according to the number of votes that the undersigned could vote if personally present at the meeting.


The First Union board of trustees recommends a vote FOR the following:

1. APPROVAL OF THE AGREEMENT AND PLAN OF MERGER AND CONTRIBUTION, DATED AS OF FEBRUARY 13, 2002, AS AMENDED FROM TIME TO TIME, AND THE TRANSACTIONS CONTEMPLATED THEREBY, PURSUANT TO WHICH, AMONG OTHER THINGS, FIRST UNION WILL MERGE WITH AND INTO GOTHAM GOLF CORP., WITH GOTHAM GOLF CORP. AS THE SURVIVING CORPORATION.

         [_] FOR                  [_] AGAINST                [_] ABSTAIN

2. GRANT DISCRETIONARY AUTHORITY TO THE FIRST UNION BOARD OF TRUSTEES TO ADJOURN OR POSTPONE THE SPECIAL MEETING FROM TIME TO TIME FOR THE PURPOSE OF SOLICITATION WITH RESPECT TO THE PROPOSALS.

         [_] FOR                  [_] AGAINST                [_] ABSTAIN

In their discretion the Proxies are authorized to vote upon all other matters as may properly come before the meeting.

THE FIRST UNION COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED IN THE SPACE PROVIDED. A PROXY THAT IS RETURNED PROPERLY SIGNED BUT WITHOUT DIRECTION AS TO VOTING WILL BE VOTED FOR PROPOSALS 1 AND 2 AND, IN THE DISCRETION OF THE PROXIES, UPON ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

                                          Date                  , 2002
                                              ---------------

                                         --------------------------------------
                                                        SIGNATURE

                                         --------------------------------------
                                               SIGNATURE (IF JOINTLY HELD)

                                          Please sign exactly as your name(s)
                                          appear(s) on this Proxy. When Shares
                                          are held by joint tenants, both
                                          should sign. When signing as
                                          attorney, executor, administrator,
                                          trustee or guardian, please give full
                                          title as such. If a corporation,
                                          please sign in full corporate name by
                                          president or other authorized
                                          officer. If a partnership, please
                                          sign in partnership name by
                                          authorized person.

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                      INSTRUCTIONS FOR VOTING YOUR PROXY

This proxy covers all of the common shares of beneficial interests, par value $1.00 per shares, of First Union Real Estate Equity and Mortgage Investments that you own. First Union common shares represented by properly executed proxy cards will be voted at the special meeting as marked and, in the absence of specific instructions, will be voted to approve the proposed transaction and, in the discretion of the persons named as proxies, on all such other business as may properly come before the special meeting.

There are two ways to vote your proxy:

            VOTING BY MAIL                                VOTING IN PERSON
       You can vote your shares by                    You can vote by appearing and
       marking your proxy, dating and                 voting in person at the special
       signing it and returning it in                 meeting.
       the postage-paid envelope
       provided to you in
       this proxy-statement prospectus.

   At any time prior to its exercise, you may revoke your proxy by:

  .   giving notice in writing to First Union of your revocation;

  . submitting another properly completed proxy by mail to First Union in care of Neil Koenig, Secretary; or

  .   attending the special meeting and voting in person.

Please note that attendance alone at the special meeting will not by itself revoke a proxy. If your First Union common shares are held in the name of a bank, broker, trustee or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the special meeting.

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